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                                                                    Exhibit 10.9

                                 PROMISSORY NOTE

$24,723.42                                               Lake Forest, California
                                                             September 27, 2002

           For value received, TELENETICS CORPORATION, a California corporation (herein, together with its successors and assigns, collectively called "Maker"), promises to pay to the order of SAUNDERS & PARKER, INC., a Texas corporation (herein, together with its successors and assigns who become holders of this Note, called "Holder") at its offices set forth on the signature page hereof, or such other place as Holder may designate in writing, the principal sum of Twenty-Four Thousand Seven Hundred Twenty-Three and Forty-Two Hundredths Dollars ($24,723.42) together with interest on the unpaid principal amount from time to time owing hereunder, commencing on the above date, at the rate of eight percent (8%) per annum, simple interest. Interest and principal on this Note shall be payable at maturity on February 1, 2003.

           This Note may be prepaid in whole or in part at any time without penalty or bonus.

           Both principal and interest shall be paid by Maker in lawful money of the United States of America in the form of a cashier's or certified check. The rights and remedies of Holder, as provided in this Note shall be cumulative and concurrent, and may be pursued singularly, successively or together. This Note has been executed under and shall be construed and enforced in accordance with the laws of the State of California from time to time in effect, except to the extent that the United States federal laws preempt or otherwise control the laws of the State of California, including without limitation the extent to which the United States federal law permits Holder to contract for, charge or receive a greater amount of interest than do the laws of the State of California.

           Time is of the essence of this Note. The entire unpaid principal balance of this Note, and all accrued and unpaid interest, may be accelerated and thereby become due and payable, at the option of Holder, upon giving notice thereof to Maker in any of the following events:

           (1) Maker shall default in the payment of any part of the principal or accrued and unpaid interest on this Note for more than ten (10) days after it shall become due and payable;

           (2) Maker shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Maker's assets, or of any substantial part of the assets of Maker; or

           (3) Within thirty (30) days after the commencement of any proceeding against the Maker seeking liquidation of Maker's assets or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within thirty (30) days after the appointment without the consent or acquiescence of Maker of any trustee, receiver or liquidator of Maker's assets or of any substantial part of the assets of Maker, such appointment shall not have been vacated.


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           Maker hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by Holder in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise. Maker agrees that any delay on the part of Holder in exercising any rights hereunder will not operate as a waiver of such rights. Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and neither this Note nor any term hereof may be waived, amended, discharged, modified, changed, or terminated orally, nor shall any waiver of any provision hereof be effective except by an instrument in writing signed by Maker and Holder.

           Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

           This Note shall be assignable by Holder (as security or otherwise), provided that Holder shall provide Maker with thirty (30) days' advance written notice of its intention so to assign this Note, which notice shall identify the proposed assignee.

           All notices to be given under this Note shall be deemed served upon receipt by the addressee or, if mailed, upon the expiration of forty-eight (48) hours after deposit in the United States Postal Service, certified mail, postage prepaid, addressed to the address of Maker or Holder as hereinafter set forth:

           Maker's Address:               Telenetics Corporation
                                          25111 Arctic Ocean
                                          Lake Forest, California  92630
                                          Attention:  President

           Holder's Address:              Saunders & Parker, Inc.
                                          5735 Prestwick Lane
                                          Dallas, Texas  75252
                                          Attention:  Terry Parker

           MAKER:                         TELENETICS CORPORATION,
                                          a California corporation

                                          By:  /S/ David Stone
                                               ---------------------------------
                                               David Stone, President and Chief
                                               Financial Officer

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